                                                                  Exhibit 99

                                                    SESA and Subsidiaries
                                                   Statement of Operations
                                              Three-Months Ended March 31, 2004
                                                    (in Millions and USD)

                                                                                                                      Consolidated
                                             Entity 1    Entity 2    Entity 3    Entity 4    Entity 5    Eliminations     SESA
                                          ----------------------------------------------------------------------------------------
Net sales                                      $ 98        $ 3         $ 3         $ 7         $ -           $ -          $111
Cost of goods sold                               79          2           3           6           -             -            90
                                          ----------------------------------------------------------------------------------------
   Gross Profit                                  19          1           -           1           -             -            21

MAT expense                                       9          1           1           1           -             -            12
Amortization expense                              -          -           -           -           -             -             -
                                          ----------------------------------------------------------------------------------------
   Operating Income (Loss)                       10          -          (1)          -           -             -             9

Interest income                                   -          -           -           -           1             -             1
Other income                                      1          -           -           1           -             -             2
Loss on debt modification                       (15)         -           -           -           -             -           (15)
                                          ----------------------------------------------------------------------------------------
   Earnings before interest and
     taxes                                       (4)         -          (1)          1           1             -            (3)

Interest expense                                  8          -           -           -           -             -             8
                                          ----------------------------------------------------------------------------------------
   Income (Loss) Before Taxes                   (12)         -          (1)          1           1             -           (11)

Income tax expense (benefit)                     (4)         -           -           -           -             -            (4)
                                          ----------------------------------------------------------------------------------------
   Net Income (Loss)                           $ (8)       $ -         $(1)        $ 1         $ 1           $ -          $ (7)
                                          ========================================================================================

                                                    SESA and Subsidiaries
                                                   Statement of Operations
                                              Three-Months Ended March 31, 2003
                                                    (in Millions and USD)

                                                                                                                      Consolidated
                                             Entity 1    Entity 2    Entity 3    Entity 4    Entity 5    Eliminations     SESA
                                          ----------------------------------------------------------------------------------------
Net sales                                      $83         $ 2         $ 6         $ 7         $ -           $ -         $ 98
Cost of goods sold                              70           1           4           7           -             -           82
                                          ----------------------------------------------------------------------------------------
   Gross Profit                                 13           1           2           -           -             -           16

MAT expense                                      8           1           1           1           -             -           11
Amortization expense                             -           -           -           -           -             -            -
                                          ----------------------------------------------------------------------------------------
   Operating Income (Loss)                       5           -           1          (1)          -             -            5

Interest income                                  -           -           -           -           3            (2)           1
Other income                                     4           -           -           -           -             -            4
                                          ----------------------------------------------------------------------------------------
   Earnings before interest and
     taxes                                       9           -           1          (1)          3            (2)          10

Interest expense                                 6           -           -           1           -            (2)           5
                                          ----------------------------------------------------------------------------------------
   Income (Loss) Before Taxes                    3           -           1          (2)          3             -            5

Income tax expense (benefit)                     2           -           -           -           -             -            2
                                          ----------------------------------------------------------------------------------------
   Net Income (Loss)                           $ 1         $ -         $ 1         $(2)        $ 3           $ -         $  3
                                          ========================================================================================

                                                    SESA and Subsidiaries
                                               Statement of Financial Position
                                                    As of March 31, 2004
                                                    (in Millions and USD)

                                                                                                                      Consolidated
                                             Entity 1    Entity 2    Entity 3    Entity 4    Entity 5    Eliminations     SESA
                                          ----------------------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents                      $ 14        $ -         $ 1         $ 1         $  1          $   -       $ 17
Trade and notes receivable, net                  57          2           1           1            -              -         61
Miscellaneous receivables                        20          -           1           1           12             (7)        27
Inventories                                      31          2           6          12            -              -         51
Prepaid expenses                                  2          -           -           -            -              -          2
Current deferred taxes                            2          -           -           -            -              -          2
                                          ----------------------------------------------------------------------------------------
   Total Current Assets                         126          4           9          15           13             (7)       160

Investments in affiliates                       489          -           -           -          354           (621)       222
Property, plant and equipment, net               49          -          30          13            -              -         92
Intangible assets, net                            -          4          10          24            -              -         38
Non-current deferred taxes                        4          -           -           4            -              -          8
Other assets                                     19          -           -           -            1              -         20
                                          ----------------------------------------------------------------------------------------
Total Assets                                   $687        $ 8         $49         $56         $368          $(628)      $540
                                          ========================================================================================

Current Liabilities:
Accounts payable                               $ 11        $ -         $ 2         $ 2          $ -          $   -       $ 15
Accrued liabilities                              81          2           3          13            3             (7)        95
Short-term debt                                 218          1           1           4            2           (226)         -
                                          ----------------------------------------------------------------------------------------
   Total Current Liabilities                    310          3           6          19            5           (233)       110

Long-term debt                                  407          -           -           -            -              -        407
Non-current deferred taxes                        -          -           2           3            -              -          5
Postretirement liabilities                        3          -           -           -            -              -          3
Other liabilities                                 -          -           3           4            -              -          7
                                          ----------------------------------------------------------------------------------------
Total Liabilities                               720          3          11          26            5           (233)       532

Shareholders' Equity (Deficit)                  (33)         5          38          30          363           (395)         8
                                          ----------------------------------------------------------------------------------------
Total Liabilities and Shareholders'
  Equity (Deficit)                             $687        $ 8         $49         $56         $368          $(628)      $540
                                          ========================================================================================

                                                    SESA and Subsidiaries
                                               Statement of Financial Position
                                                    As of March 31, 2003
                                                    (in Millions and USD)

                                                                                                                      Consolidated
                                             Entity 1    Entity 2    Entity 3    Entity 4    Entity 5    Eliminations     SESA
                                          ----------------------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents                      $  4        $ -          $ -        $  1        $ 37          $   -       $ 42
Trade and notes receivable, net                  62          2            3           3           -              -         70
Miscellaneous receivables                        17          -            -           3           7             (4)        23
Inventories                                      26          2            4           9           -              -         41
Prepaid expenses                                  -          -            -           1           -              -          1
Current deferred taxes                            2          -            -           -           -              -          2
                                         -----------------------------------------------------------------------------------------
    Total Current Assets                        111          4            7          17          44             (4)       179

Investments in affiliates                       438          -            -           3         302           (599)       144
Property, plant and equipment, net               47          -           27          42           -              -        116
Intangible assets, net                            -          2           20          86           -              -        108
Other assets                                     15          -            -           -           -              -         15
                                         -----------------------------------------------------------------------------------------
Total Assets                                   $611        $ 6          $54        $148        $346          $(603)      $562
                                         =========================================================================================

Current Liabilities:
Accounts payable                               $ 20        $ -          $ 1         $ 1         $ 4          $   -       $ 26
Accrued liabilities                              42          1            3          15           2             (4)        59
Short-term debt                                 195          2            1           5           3           (205)         1
                                         -----------------------------------------------------------------------------------------
    Total Current Liabilities                   257          3            5          21           9           (209)        86

Long-term debt                                  351          -            -          23           -            (23)       351
Non-current deferred taxes                        3          -            3           8           -              -         14
Postretirement liabilities                        -          -            -           -           -              -          -
Other liabilities                                 -          -            4           -           -              -          4
                                         -----------------------------------------------------------------------------------------
Total Liabilities                               611          3           12          52           9           (232)       455

Shareholders' Equity                              -          3           42          96         337           (371)       107
                                         -----------------------------------------------------------------------------------------
Total Liabilities and Shareholders'
  Equity                                       $611        $ 6          $54        $148        $346          $(603)      $562
                                         =========================================================================================

                                                    SESA and Subsidiaries
                                                   Statement of Cash Flows
                                              Three-Months Ended March 31, 2004
                                                    (in Millions and USD)

                                                                                                                      Consolidated
                                             Entity 1    Entity 2    Entity 3    Entity 4    Entity 5    Eliminations     SESA
                                          ----------------------------------------------------------------------------------------
Operating Activities:
Net income (loss)                               $ (8)       $ -         $(1)        $ 1         $ 1           $ -         $ (7)
Income and deferred taxes                         (4)         -           -           -           -             -           (4)
Depreciation and amortization                      2          -           1           1           -             -            4
Amortization of debt issue costs and debt
  discount/premium                                 -          -           -           -           -             -            -
Restructuring expenses and other charges          15          -           -           -           -             -           15
Equity affiliate                                   -          -           -           -           -             -            -
Accounts Receivable                               12          -           4           2           -             -           18
Inventories                                        3          -          (2)         (5)          -             -           (4)
Accounts Payable                                  (1)         -           -          (1)         (1)            -           (3)
Reorganization items                               -          -           -           -           -             -            -
Pretax gain/loss from asset disposals              -          -           -           -           -             -            -
Other assets and liabilities                     (16)        (1)         (1)          2           -             -          (16)
                                          ----------------------------------------------------------------------------------------
Cash Provided by (Used in) Operations              3         (1)          1           -           -             -            3

Investing Activities:
Property, plant and equipment purchases            -          -          (1)          -           -             -           (1)
                                          ----------------------------------------------------------------------------------------
Cash Used in Investing Activities                  -          -          (1)          -           -             -           (1)

Financing Activities:
Debt issuance costs                               (4)         -           -           -           -             -           (4)
Net intercompany transactions                      4          1           1          (1)          -             -            5
                                          ----------------------------------------------------------------------------------------
Cash Provided by (Used in) Financing
  Activities                                       -          1           1          (1)          -             -            1

                                          ----------------------------------------------------------------------------------------
Increase (Decrease) in Cash and Cash
  Equivalents                                      3          -           1          (1)          -             -            3

Cash and Cash Equivalents:
Beginning of period                               11          -           -           2           1             -           14
                                          ----------------------------------------------------------------------------------------
End of period                                   $ 14        $ -         $ 1         $ 1         $ 1           $ -         $ 17
                                          ========================================================================================

                                                    SESA and Subsidiaries
                                                   Statement of Cash Flows
                                              Three-Months Ended March 31, 2003
                                                    (in Millions and USD)

                                                                                                                      Consolidated
                                             Entity 1    Entity 2    Entity 3    Entity 4    Entity 5    Eliminations     SESA
                                          ----------------------------------------------------------------------------------------
Operating Activities:
Net income (loss)                              $  1        $ -         $  1        $ (2)       $ 3           $ -          $  3
Income and deferred taxes                         2          -            -           -          -             -             2
Depreciation and amortization                     2          -            1           2          -             -             5
Amortization of debt issue costs and debt
  discount/premium                                -          -            -           -          -             -             -
Restructuring expenses and other charges         (4)         -            -           -          -             -            (4)
Accounts Receivable                             (13)        (1)          (2)          3          -             -           (13)
Inventories                                       1          -            -           -          -             -             1
Accounts Payable                                  7          -            1           -          3             -            11
Pretax gain/loss from asset disposals            (1)         -            -           -          -             -            (1)
Other assets and liabilities                     (7)         -            -           -          1             -            (6)
                                          ----------------------------------------------------------------------------------------
Cash Provided by (Used in) Operations           (12)        (1)           1           3          7             -            (2)

Investing Activities:
Property, plant and equipment purchases           -          -           (1)          -          -             -            (1)
Property disposals and investment proceeds        1          -            -           -          -             -             1
                                          ----------------------------------------------------------------------------------------
Cash Provided by (Used in) Investing
  Activities                                      1          -           (1)          -          -             -             -

Financing Activities:
Net change in short-term debt obligations         -          -            -           -          -             -             -
Net change in long-term debt obligations          -          -          (12)        (13)         -             -           (25)
Net intercompany transactions                    (3)         1           12          11          6             -            27
                                          ----------------------------------------------------------------------------------------
Cash Provided by (Used in) Financing
  Activities                                     (3)         1            -          (2)         6             -             2

                                          ----------------------------------------------------------------------------------------
Increase (Decrease) in Cash and Cash
  Equivalents                                   (14)         -            -           1         13             -             -

Cash and Cash Equivalents:
Beginning of period                              18          -            -           -         24             -            42
                                          ----------------------------------------------------------------------------------------
End of period                                  $  4        $ -         $  -        $  1        $37           $ -          $ 42
                                          ========================================================================================